Exhibit 99.2



RANDY ARICKX

Executive Director, Investor Relations &
Corporate Communications

AGENDA

GM Strategic Priorities	Mary Barra *CEO*
Growth and Profit Potential	Dan Ammann *President*
2015 Outlook	Chuck Stevens *EVP & CFO*
Q&A	

FORWARD-LOOKING STATEMENTS

In this presentation and in related comments by our management, our use of the words "plans," "expect," "anticipate," "possible," "potential," "target," "believe," "commit," "intend," "continue," "may," "would," "could," "should," "project," "appears," "potential," "projected," "upside," "positioned," "outlook" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation of product recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to successfully integrate Ally Financial's International Operations; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; costs and risks associated with litigation and government investigations including those related to our recent recalls; our ability to remain competitive in Korea and our ability to continue to attract new customers, particularly for our new products.

GM's most recent annual report on Form 10-K and quarterly reports on Form 10-Q provides information about these and other factors, which we may revise or supplement in future reports to the SEC.



MARY BARRA

CEO

GM DELIVERED strong core operating performance in 2014 – ON TRACK with expectations communicated January 2014

GENERAL MOTORS

Who We Are and Why We Are Here

We earn customers for life.
Our brands inspire passion and loyalty.
We translate breakthrough technologies into vehicles and experiences that people love.
We serve and improve the communities in which we live and work around the world.
We are building the most valued automotive company.

Our Core Values

Customers

We put the customer at the center of everything we do. We listen intently to our customers' needs. Each interaction matters. Safety and quality are foundational commitments, never compromised.

Relationships

Our success depends on our relationships inside and outside the company. We encourage diverse thinking and collaboration from the world to create great customer experiences.

Excellence

We act with integrity. We are driven by ingenuity and innovation. We have the courage to do and say what's difficult. Each of us takes accountability for results and has the tenacity to win.

STRATEGIC PRIORITIES

EARN CUSTOMERS FOR LIFE



GROW OUR BRANDS

LEAD IN TECHNOLOGY AND INNOVATION



DRIVE CORE EFFICIENCIES



CULTURE TO WIN

workplace *of* choice


EARN CUSTOMERS FOR LIFE
GROW OUR BRANDS
LEAD IN TECHNOLOGY AND INNOVATION
DRIVE CORE EFFICIENCIES
CULTURE TO WIN
workplace of choice

2014 ACCOMPLISHMENTS

- Successful product launches
- Most U.S. JD Power IQS awards
- GM Financial prime loan offering

LOOKING FORWARD

- Strong product pipeline
- Industry leading quality and safety
- GM Financial on path to full captive


EARN CUSTOMERS FOR LIFE
GROW OUR BRANDS
GENERAL MOTORS
LEAD IN TECHNOLOGY AND INNOVATION
DRIVE CORE EFFICIENCIES
CULTURE TO WIN
workplace of choice

2014 ACCOMPLISHMENTS

- Began building Cadillac for long-term success
- Chevrolet retained market leadership in South America
- Grew Opel/Vauxhall market share for 2nd year in a row

LOOKING FORWARD

- Leading global brands
- Grow Cadillac in U.S. & China


EARN CUSTOMERS FOR LIFE
GROW OUR BRANDS
LEAD IN TECHNOLOGY AND INNOVATION
DRIVE CORE EFFICIENCIES
CULTURE TO WIN
workplace of choice

2014 ACCOMPLISHMENTS

- Launched 4G LTE in North America
- Advanced driver assist systems (V2V/Super Cruise) on select 2017 models
- 800,000+ OnStar subscribers in China

LOOKING FORWARD

- Launch 4G LTE in China
- Expand OnStar to Europe
- Light-weighting and mixed material body structures

EARN CUSTOMERS FOR LIFE



GROW OUR BRANDS

LEAD IN TECHNOLOGY AND INNOVATION



DRIVE CORE EFFICIENCIES



CULTURE TO WIN

workplace of choice


Chevrolet Bolt


EARN CUSTOMERS FOR LIFE
GROW OUR BRANDS
LEAD IN TECHNOLOGY AND INNOVATION
DRIVE CORE EFFICIENCIES
CULTURE TO WIN
workplace of choice

2014 ACCOMPLISHMENTS

- Kicked off Operational Excellence projects
- Material cost & logistics savings >$1B
- Increased capacity utilization in Europe

LOOKING FORWARD

- Eliminate "GM Tax"
- Vehicle and cylinder set strategies
- Institutionalize Operational Excellence


EARN CUSTOMERS FOR LIFE
GROW OUR BRANDS
LEAD IN TECHNOLOGY AND INNOVATION
DRIVE CORE EFFICIENCIES
CULTURE TO WIN
workplace of choice

2014 ACCOMPLISHMENTS

- Purpose/values/ strategic priorities
- Improved teamwork/ candor/accountability
- Right team

LOOKING FORWARD

- Deliver on commitments

PRODUCT LAUNCHES – NORTH AMERICA


Chevrolet Volt


Buick Cascada


Cadillac CTS-V


GMC Canyon

PRODUCT LAUNCHES – REST OF WORLD


GG GO 693

Opel Corsa – Europe



Buick Envision – China


SPIN ACTIV

Spin Active – Brazil



Cadillac Escalade – Middle East

LOOKING FORWARD…

- GM is executing the right strategies to ensure long-term success

On Track

2015

EBIT-Adj.* ↑

EBIT-Adj. Margin* ↑

On Track

2016

NA EBIT-Adj. Margin ~10%

Europe Path to Profitability

Sustain Strong China Margins

On Track

Early Next Decade

EBIT-Adj. Margin 9-10%

*Represents Trend vs. 2014 ex. recall


GG GO 693

DAN AMMANN

President

GLOBAL AUTO INDUSTRY GROWTH SLOWING SIGNIFICANTLY


Units (M)
Industry
Growth Rate Trend
Growth Rate % Trend
Volume
105
100
95
90
85
80
75
70
65
60
14%
12%
10%
8%
6%
4%
2%
0%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

VOLATILITY REQUIRES AGILITY

North America
- Interest Rate Increase
- Oil Decline

Europe
- Double Dip?
- Ukraine Crisis
- Economic Restructuring
- Ruble Collapse



China
- Yen Devaluation

South America
- Economic Downturn
- Economic Crisis

International Operations
- Gaza Conflict
- Ebola
- Military Coup

COMPETITIVE ARMS RACE


Decelerating Growth
Increasing Investment Spend
Everybody Profitable
Weakening Yen, Won, Euro
Good Product Everywhere

GROWTH AND PROFIT POTENTIAL DRIVE RESOURCE ALLOCATION



Emerging Markets
GM Financial
Luxury
China
Mature Markets
Full-Size Trucks
Growth
Profit

Full-line global automotive company… broad range of opportunities

HIGH PROFIT SEGMENTS PROVIDE STRONG FOUNDATION

Global Industry Segment Breakdown


~14%
Luxury
FS Truck
All Other
~60%
Industry Units
Industry Profit

Luxury Segment expected to **GROW ~36%** by 2020…

UNTAPPED GROWTH POTENTIAL – CADILLAC

Global Unit Sales in Thousands


+35%
195
251
264
2012
2013
2014

GOAL: Exceed 500k units globally by 2020

GROWING IN EMERGING MARKETS – NEW APPROACH

% of Industry Growth

	2000-14	2015-30
Emerging	42%	55%
China	72%	33%
Mature	-14%	12%

Light Vehicle Sales by Market (1995-2030)



M Units
130
85
45
% of World Population
Emerging
66%
China
19%
Mature
14%
2000
2015
2030

Right place... Right time... Right product

GROWING IN CHINA – RAPIDLY MATURING MARKET

1
GROW
MARKET SHARE

- Cadillac growth
- Buick strength
- Chevrolet upside
- Wuling dominance

2
SUSTAIN
STRONG MARGIN

- Mix + product refresh + operating leverage to offset price pressure

3
VALUE CHAIN
GROWTH

- Leverage profitable downstream revenue growth

GM China... well equipped to win in this market

GROWING IN MATURE MARKETS

Connected Customer = Retained Customer = Improved Share


Vehicle Health
Autonomous
Car Sharing
Urban Mobility
4G LTE
e-commerce
OnStar
Wi Fi
Infotainment
App Content

Changing customer dynamics… owning the entire customer experience

GROWING AROUND THE WORLD

GM Financial

GM Penetration Rates	2010	YTD Sept 2014
U.S. Subprime %	4.7%	7.8%
U.S. Lease %	9.0%	23.5%
Canada Lease %	2.6%	22.1%
GMF Penetration of GME Sales	19%	37%
GMF Penetration of GMSA Sales	24%	44%
GMF EBT ($B)	$0.5 (CY)	$0.7
GMF Earning Assets ($B)	$8.7	$38

PRODUCT PORTFOLIO TO SUPPORT GROWTH TARGETS

% of Global New/Refreshed Vehicle Deliveries within 18 months



20
13
21
31
30
27
38
38
32
47
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

The product cycle story is just beginning …

BRAND PORTFOLIO TO SUPPORT GROWTH

Luxury	264K units			
Premium	1,170K	610K		
Mainstream	4,790K	790K	300K	120K
Deep Value	1,610K	180K		

Brand portfolio bandwidth… ability to serve all markets

ALLOCATING RESOURCES FOR GROWTH


Growth
Emerging Markets
GM Financial
Luxury
China
Mature Markets
Full-Size Trucks
Profit

Full-line global automotive company…
tremendous growth/profit potential



CHUCK STEVENS

Executive Vice President & Chief Financial Officer

2014 GM OUTLOOK

	Jan 2014 Outlook	2014 Best Estimate	
Volume	↑	↓	▪ Environment in South America and Russia worse than plan
Mix	↔	↑	▪ Stronger SUV mix
Price	↑	↑	▪ More competitive pricing environment partially offset by FX price recovery
Cost	↑	↑	▪ Restructuring activities on plan ▪ Material cost on plan ▪ FX headwinds worse than plan; primarily South America and Russia ▪ Ongoing efficiency actions ahead of plan
EBIT-Adj.	↑	↑	
EBIT-Adj. Margin	↔	↑	

Represents Trend vs. 2013 ex. recall

2015 GM OUTLOOK

- EBIT-Adj. and EBIT-Adj. margins improving in all automotive regions
  - Restructuring expense estimated at ~$0.7B in 2015
- Adjusted Automotive Free Cash Flow relatively flat
- GM Financial continuing on path towards full global captive capability
- Near-term commitments on plan
  - 10% EBIT-Adj. margins in North America in 2016
  - Profitability in Europe by 2016
  - Maintain China net income margins
- Solid progress to 9-10% margins by 2020+

2015 GM OUTLOOK

Volume	▪ Global industry up ~3% to ~89M units ▪ Market share approximately flat
Mix	▪ Moderate improvement, primarily full-size SUV segment mix and full-size pickups and SUVs in MEO
Price	▪ Price improvement to moderate ▪ Planned offset of FX headwinds
Cost / FX	▪ Fixed cost up, primarily marketing and engineering ▪ Net material performance favorable ▪ Lower overall restructuring costs ▪ Unfavorable FX
EBIT-Adj.	▪ Improved volume, mix, & price performance more than offsetting increased fixed cost and FX
EBIT-Adj. Margin	
Adjusted ETR	▪ Effective tax rate expected to be in mid 20's
Adjusted Automotive FCF	▪ Relatively flat as improved EBIT is partially offset with increased capex

Represents Trend vs. 2014 ex. recall



GM NORTH AMERICA

2015 GMNA OUTLOOK

Volume	▪ U.S. industry of 16.5M – 17M units (light) ▪ Overall flat market share, retail share to increase
Mix	▪ Full year of full-size SUV production
Price	▪ Favorable price on new vehicles ▪ Unfavorable price on carryover vehicles ▪ Overall flat to slightly unfavorable
Cost / FX	▪ Increases in engineering and marketing ▪ Improvement in material performance for carryover vehicles
EBIT-Adj.	▪ Increased volume and mix more than offsetting increased cost
EBIT-Adj. Margin	

Represents Trend vs. 2014 ex. recall

ON PLAN TO 10% MARGIN OBJECTIVE...



~7.8%
~8.6%
~10%
2013
Avg. Last 4 Qtrs.*
2015 Outlook
2016 Outlook

Path to Objective

- Product... both new entries and replacements
- Material cost optimization
- Business model leverage

* Avg. last 4 qtrs. as of Sep. 2014, ex. recall

2015 GMNA KEY MESSAGES

- Expect sequential Y-O-Y margin improvement; on track to 10% margins in 2016
- Focus on "at the market" improvements
  - Brand health initiatives: Cadillac and Chevrolet
  - Continue to deliver exceptional customer experiences
  - Leverage growth opportunity with OnStar and 4G LTE
  - Maximize Three Truck Strategy
  - Prepare for critical future car & crossover launches
- Leverage growing capabilities of GM Financial to drive increased loyalty and incremental volume


GG FV 739

GM EUROPE

2015 GME OUTLOOK

Volume	▪ Slight increase in European industry, continued weakness in Russia ▪ Modest increase in market share	↑
Mix	▪ Largely related to new Corsa	↓
Price	▪ Favorable price on new models (Corsa/Astra) partially offset by negative pricing on carryover products	↑
Cost / FX	▪ Lower restructuring expense ▪ Continued performance on material / manufacturing ▪ Higher pension, engineering, marketing, and D&A	↑ ↓
EBIT-Adj.	▪ Lower restructuring expense, partially offset by higher D&A and other fixed cost	↑
EBIT-Adj. Margin		↑

Represents Trend vs. 2014

PATH TO 2016 PROFITABILITY ON PLAN

Not a straight path…


2014
2016
Outlook

<u>Headwinds Affecting 2015:</u>

- NG Corsa and Astra launch costs
- Increased D&A
- Russia instability

2016 Profitability Commitment Unchanged

2015 GME KEY MESSAGES

- Execute successful launches of Karl, Corsa, Astra and OnStar
- Take full advantage of improving brand image
- Russia remains volatile... difficult to predict outcome... taking aggressive actions
- Improving EBIT-Adj. performance progressing towards profitability by 2016



GM INTERNATIONAL OPERATIONS

2015 GMIO OUTLOOK

Volume	▪ Industry growth of ~2% offset by Chevrolet Europe wind down ▪ Consolidated Operations holding market share across markets	↔
Mix	▪ Improved performance in Middle East	↑
Price	▪ Flat to slightly up	↔
Cost / FX	▪ Favorable tailwind of Chevrolet Europe wind down ▪ Higher restructuring	↓
EBIT-Adj. (Inc. China)	▪ Improved China profitability ▪ Improved Consolidated Operations performance	↑
EBIT-Adj. Margin		↑

Represents Trend vs. 2014

2015 GM CHINA OUTLOOK

Volume	▪ Industry growth of 6-8% ▪ Modest market share increase
Mix	▪ Driven by new launches and full year of 2014 launches e.g. SUVs and Cadillac
Price	▪ Carryover pricing pressure continues
Cost / FX	▪ Increased costs to support growth, partially offset by material performance
Equity Income	▪ Leveraging market growth and portfolio mix to increase aggregate profit
JV Net Income Margin	▪ Sustain strong margins

Represents Trend vs. 2014

2015 GMIO KEY MESSAGES

GM International

- Focus on long-term sustainable profit by market
- Number of strategic reviews underway
- Execution on market by market strategies
  - Strengthen brand and further develop distribution network
  - Optimize portfolio in short and medium term
  - Align overall footprint... deep localization and capacity optimization
- Improved core operating profitability

GM China

- Expect robust growth especially in SUV and luxury segments; target to sell 100K Cadillac units
- Flawless execution of product launches
- Higher equity income & continuation of strong margins


SPIN ACTIV

GM SOUTH AMERICA

2015 GMSA OUTLOOK

Volume	▪ Overall industry flat to down ▪ Slight market share improvement, primarily Brazil	↔
Mix	▪ Richer product and country mix ▪ Fewer legacy products	↑
Price	▪ Improved pricing offsetting FX and economics	↑
Cost / FX	▪ Higher marketing expense and labor economics ▪ Material/Logistics inflation offset with performance ▪ Continued FX volatility	↑
EBIT-Adj.		↑
EBIT-Adj. Margin		↑

Represents Trend vs. 2014

2015 GMSA KEY MESSAGES

- Challenging environment continues
  - FX restriction (Ven/Arg), devaluation and inflation
- Maintaining cost and productivity discipline
- Continue to strengthen the Chevrolet brand across the region
- Well positioned to leverage any economic recovery


GM
CHEVROLET
CHEVROLET
GM Financial

2015 GM FINANCIAL OUTLOOK

		2014 Sept YTD	Outlook
GMF % of GM Retail Sales	▪ United States	8.7%	↑
	▪ Canada	22.2%	↑
	▪ Europe	37.1%	↑
	▪ Latin America	44.2%	↑
	▪ China[1]	15.6%	↑
Ending Earning Assets			↑
Total Originations (loan & lease)			↑
GM as a % of Total GMF Loan & Lease Originations			↑
Annualized Net Credit Loss as a % of Avg. Consumer Receivables			↓
EBT-Adj.	▪ Near term financial results impacted by additional provision and interest expense resulting from growth of the business		↔

Represents Trend vs. 2014

1. On January 2, 2015 GM Financial completed the acquisition of a non-controlling 35% equity interest in the GMAC-SAIC joint venture in China. Results from the joint venture will not be consolidated for financial reporting purposes and will be recorded as equity income.

2015 GM FINANCIAL KEY MESSAGES

- Continue growth of captive presence in all markets
  - Leverage full product suite in U.S. ... drive growth in consumer and commercial channels
    - Become exclusive lease provider for Buick/GMC and Cadillac in February and March (targeted launch), respectively
  - Continued strong performance in International Operations
- Credit performance positively impacted by improved mix of credit through growth in prime assets
- Expand funding platform to include higher percentage of unsecured debt
  - Supports growth, diversifies funding and unencumbers the balance sheet


GM
CAPITAL
ALLOCATION

BALANCED USE OF CASH

Reinvesting in the Business

↓

Fortress Balance Sheet

↓

Return Capital to Shareholders

MAXIMIZE
Long-term return to shareholders

2015 CAPITAL ALLOCATION

	$B	
CapEx	~9.0	
Common Stock Dividends	~2.0	
Restructuring	~1.0	
Remaining Recall	~1.2	

Represents Trend vs. 2014

CAPITAL ALLOCATION

- CapEx increase driven by portfolio refresh; powertrains; and technology
  - In line with industry averages as a percentage of revenue
- Target capital structure consistent with strong investment grade rating
  - Targets: Auto Liquidity of ~$30-35B & Auto Cash of ~$20-25B
Auto Debt + Net Underfunded Pensions of ~$25-30B
- Return excess cash to shareholders
  - Strong and growing dividends based on improved performance… and sustainable through the business cycle
  - Further opportunistic actions as appropriate

KEY TAKEAWAYS

- GM is on track with its 2016 and 2020+ financial targets communicated in October 2014
- GM delivered strong core operating performance in 2014 – on track with expectations communicated in January 2014
- EBIT-Adj. expected to improve in all automotive regions in 2015
- GM has a solid plan to become the world's most valued automotive company – underpinned by putting the customers at the center of everything we do